APPENDIX D
      INFORMATION FROM POLAROID CORPORATION f/k/a OEP HOLDINGS CORPORATION

THE INFORMATION CONTAINED HEREIN WAS PREPARED BY POLAROID CORPORATION (F/K/A OEP IMAGING CORPORATION), THE PURCHASER OF SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS. NOTHING CONTAINED IN THIS EXHIBIT WAS PREPARED BY NOR SHALL BE ATTRIBUTED TO THE
 DEBTORS AND/OR THE COMMITTEE. NEITHER THE DEBTORS NOR THE COMMITTEE NOR ANY OF THEIR RESPECTIVE ADVISORS MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY
 OR COMPLETENESS OF ANY INFORMATION CONTAINED HEREIN AND MAKE NO REPRESENTATION
  THAT THE INFORMATION CONTAINED HEREIN IS WITHOUT ANY MATERIAL INACCURACY OR OMISSION. THE INFORMATION CONTAINED HEREIN SHALL BE USED SOLELY FOR PURPOSES OF
 THE DISCLOSURE STATEMENT AND HAS NOT BEEN APPROVED BY NOR COMMENTED ON BY THE
                      SECURITIES AND EXCHANGE COMMISSION.